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                                                                   EXHIBIT 10.17

                                    GUARANTEE

         GUARANTEE, dated as of April 23, 1996, made by Lockheed Martin Corporation, a Maryland corporation (the "Guarantor"), in favor of CHEMICAL BANK, as agent (in such capacity, the "Administrative Agent") for the lenders (the "Banks") from time to time parties to the Credit Agreement, dated as of December 15, 1995 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Globalstar, L.P., a Delaware limited partnership (the "Borrower"), the Banks and the Administrative Agent.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, the Banks have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein;

         WHEREAS, Loral Corporation ("Loral") has guaranteed payment of the Obligations (as hereinafter defined) pursuant to the Guarantee dated as of December 15, 1995 (the "Loral Guarantee") by Loral in favor of the Administrative Agent;

         WHEREAS, the Guarantor and Loral have entered into an Agreement and Plan of Merger, dated as of January 7, 1996 (the "Merger Agreement"), pursuant to which a subsidiary of the Guarantor, contemporaneously with the execution of this Guarantee is acquiring, on a fully diluted basis, at least two thirds of the outstanding shares of common stock of Loral;

         WHEREAS, in accordance with the terms and conditions of the Merger Agreement, contemporaneously with the execution of the Merger Agreement, Loral, Guarantor, and certain subsidiaries of Loral entered into a Restructuring, Financing and Distribution Agreement, dated as of January 7, 1996 (the "Distribution Agreement");

         WHEREAS, pursuant to the Distribution Agreement Loral is contributing certain assets to Loral Telecommunications Acquisition, Inc. (together with its successors, "Spinco") and Spinco is assuming certain obligations of Loral such that Spinco and its subsidiaries thereafter will own substantially all of the space and satellite related assets, liabilities and businesses and certain other assets of Loral;

         WHEREAS, the Distribution Agreement, among other things, contemplates that following consummation of the tender offer provided for in the Merger Agreement, Loral will distribute
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shares of common stock of Spinco to the stockholders of Loral, and that Loral and Spinco will take certain actions in respect of the Credit Agreement and the Loral Guarantee, including the execution of the amendment to the Credit Agreement being entered into contemporaneously with this Guarantee ("Amendment No. 1");

         WHEREAS, the Distribution Agreement contemplates that under certain circumstances the Guarantor will enter into this Guarantee;

         WHEREAS, it is a condition precedent to the execution of Amendment No. 1 to the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Banks;

         WHEREAS, in order to induce Loral to enter into the Merger Agreement and the Distribution Agreement and to consummate the transactions contemplated thereby, the Guarantor agreed, under certain circumstances, to enter into this Guarantee;

         WHEREAS, the Guarantor, as a result of the consummation of the tender offer contemplated by the Merger Agreement, contemporaneously with the execution of this Guarantee is becoming the parent company of Loral, Loral is acquiring a substantial equity interest in Spinco, and a Subsidiary of Spinco is the sole managing general partner in the Borrower;

         WHEREAS, in order to induce the Administrative Agent and the Banks to terminate the Loral Guarantee, the Guarantor has agreed to execute and deliver this Guarantee;

         WHEREAS, it is a condition precedent to the obligation of the Banks to make their respective Loans to the Borrower under the Credit Agreement that the Guarantor shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Banks; and

         WHEREAS, the Guarantor directly or indirectly owns a substantial interest in the Borrower, and it is to the advantage of the Guarantor that the Banks continue to make the Loans available to the Borrower.

         NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Banks to enter into Amendment No. 1 to the Credit Agreement and to induce the Banks to continue to make their respective Loans available to the Borrower under the Credit Agreement and to terminate the Loral Guarantee, the Guarantor hereby agrees with the Administrative Agent, for the ratable benefit of the Banks, as follows:

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         1. Defined Terms. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            (a) As used herein, "Obligations" means the collective reference to the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent and the Banks (including, without limitation, interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement or the Notes, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all reasonable fees and disbursements of counsel to the Administrative Agent or to the Banks that are required to be paid by the Borrower or the Guarantor pursuant to the terms of the Credit Agreement or this Agreement). Notwithstanding the foregoing, the aggregate principal amount of the Loans that shall constitute Obligations hereunder shall be limited to $250,000,000, the interest on the Loans that shall constitute Obligations hereunder shall be limited to interest on $250,000,000 and the commitment fees under Section 2.5 of the Credit Agreement that shall constitute Obligations shall be commitment fees that accrue on the first $250,000,000 of the aggregate Commitments. If the Commitments under the Credit Agreement are voluntarily reduced pursuant to Section 2.6(a) thereof, then the obligations of the Guarantor under this Guarantee shall not be increased upon subsequent increase in the Commitments under the Credit Agreement.

            (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

            (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. Guarantee. (a) The Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Banks and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the

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stated maturity, by acceleration or otherwise) of the Obligations.

         (a) The Guarantor further agrees to pay any and all expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Bank in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, the Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations, subject to the provisions of Sections 2(e) and (f) of this Guarantee.

         (b) No payment or payments made by the Borrower or any other Person or received or collected by the Administrative Agent or any Bank from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantor hereunder which liability shall continue, notwithstanding any such payment or payments, until the Obligations are paid in full and the Commitments are terminated, subject to Sections 2(e) and (f) of this Guarantee.

         (c) The Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Bank on account of its liability hereunder, it will notify the Administrative Agent and such Bank in writing that such payment is made under this Guarantee for such purpose.

         (d) Section 2.2 of the Credit Agreement sets forth the terms on which the obligations of the Guarantor under this Guarantee may be reduced and increased and certain other arrangements with respect to this Guarantee and other matters. Each of the Guarantor and the Banks acknowledges and agrees to the provisions of Section 2.2 and to be bound by the provisions thereof. No amendment of Section 2.2 of the Credit Agreement shall be effective as to the Guarantor without its consent.

         (e) This Guarantee shall terminate, and the obligations of the Guarantor hereunder (including under Sections 9 and 10 hereof) shall be released, on the Release Date.

         3. [INTENTIONALLY OMITTED].

         4. Limitation on Rights of Subrogation. Notwithstanding any payment or payments made by the Guarantor hereunder, or any set-off or application of funds of the Guarantor by the

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Administrative Agent or any Bank, the Guarantor shall not be entitled to be subrogated to any of the rights of the Administrative Agent or any Bank against the Borrower or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Bank for the payment of the Obligations, nor shall the Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, until all amounts owing to the Administrative Agent and the Banks by the Borrower on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by the Guarantor in trust for the Administrative Agent and the Banks, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent may determine.

         5. Amendments, etc. with respect to the Obligations; Waiver of Rights. The Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Guarantor, and without notice to or further assent by the Guarantor, (a) any demand for payment of any of the Obligations made by the Administrative Agent or any Bank may be rescinded by the Administrative Agent or such Bank, and any of the Obligations continued, (b) the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may from time to time, in whole or in part (without limiting the rights of the Guarantor under Section 10.1 of the Credit Agreement), be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Bank, (c) without limiting the rights of the Guarantor under Section 10.1 of the Credit Agreement, the Credit Agreement, any Notes, and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Banks, Majority Banks or Banks, as the case may be) may deem advisable from time to time, and (d) any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Bank for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Bank shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. Subject to Section 2.2 of the Credit Agreement, when making any demand hereunder against the Guarantor, the Administrative Agent or any Bank may, but shall be under no obligation to, make a similar demand on the Borrower or

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any other guarantor, and any failure by the Administrative Agent or any Bank to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve the Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Bank against the Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         6. Guarantee Absolute and Unconditional. Without limiting the rights of the Guarantor under Sections 2.2, 2.6 and 10.1 of the Credit Agreement, the Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Bank upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower or the Guarantor, on the one hand, and the Administrative Agent and the Banks, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. The Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or the Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Bank, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Administrative Agent or any Bank, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or the Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of the Guarantor under this Guarantee, in bankruptcy or in any other instance. Subject to Section 2.2 of the Credit Agreement, when pursuing its rights and remedies hereunder against the Guarantor, the Administrative Agent and any Bank may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Bank to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security,

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guarantee or right of offset, shall not relieve the Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Bank against the Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon the Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Banks, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of the Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, subject to the provisions of Sections 2(e) and (f) of this Guarantee and notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations. The Guarantor shall not be released from its obligations under this Guarantee because of the failure of any other Guarantor (as defined in the Credit Agreement) to perform its obligations under its Guarantee (as defined in the Credit Agreement).

         7. Reinstatement. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or any Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

         8. Payments. The Guarantor hereby agrees that the Obligations will be paid to the Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 270 Park Avenue, New York, New York 10017.

         9. Representations and Warranties. The Guarantor hereby makes, for the benefit of the Administrative Agent and the Banks, all of the representations and warranties of the Guarantor made in ARTICLE IV of the Revolving Credit Agreement (Five Year) dated as of April 15, 1996, among the Guarantor, LAC Acquisition Corporation, as guarantor, Morgan Guaranty Trust Company of New York, as Documentation Agent, Bank of America National Trust and Savings Association, as Administrative Agent, and the several Banks named therein (the "Lockheed Martin Credit Agreement"), in the form of such representations and warranties (including all defined terms referred to therein) as they exist on the date of this Guarantee. Unless otherwise stated in this Guarantee, all capitalized terms in this Section 9 shall have the meanings set forth in the Lockheed Martin Credit Agreement. Such representations and warranties (including all defined terms and schedules referred to therein) are hereby, mutatis mutandis,

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incorporated herein by reference with appropriate substitutions, including the following:

               (i) the terms "Company" and "Banks" or "Agents" as they appear in ARTICLE IV of the Lockheed Martin Credit Agreement (and related defined terms) shall, for the purposes of this Section 9, be replaced by the terms "Guarantor" and "Administrative Agent," respectively;

               (ii) references to the "Guarantor" as they appear in ARTICLE IV of the Lockheed Martin Credit Agreement (and related defined terms) shall, for purposes of this Section 9, be deleted and of no effect;

               (iii) the phrase "Agreement and any Notes," each reference to "this Agreement" and to the words "herein" and "hereunder," each reference to "Notes", the phrase "financing contemplated hereby" and similar words and phrases as they appear in ARTICLE IV of the Lockheed Martin Credit Agreement (and related defined terms) shall be replaced by the word "Guarantee" and deemed to be references to this Guarantee and the term "Banks" in ARTICLE IV of the Lockheed Martin Credit Agreement shall refer to the Banks party to the Credit Agreement;

               (iv) Section 4.03 of the Lockheed Martin Credit Agreement shall be replaced in its entirety by the following:

                         "The Guarantor has the corporate power and authority
               and the legal right to make, deliver and perform this Guarantee and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee, other than those which have been obtained or made and are in full force and effect. This Guarantee has been duly executed and delivered on behalf of the Guarantor. This Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or law)."; and

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               (v) The clause beginning with ";" at the end of Section 4.01 and
         Sections 4.06, 4.07 and 4.10 of the Lockheed Martin Credit Agreement, are deleted for purposes of the Guarantee only.

         The Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by the Guarantor on the date on which this Guarantee is executed and delivered to the Administrative Agent.

         10. Covenants. The Guarantor hereby covenants and agrees with the Administrative Agent and the Banks that, until the Obligations are paid in full and the Commitments are terminated, it will perform all of the covenants and agreements of the Guarantor contained in ARTICLE V of the Lockheed Martin Credit Agreement, as such covenants and related defined terms exist as of the date hereof and as they may hereafter be amended from time to time (but without giving effect to any termination, cancellation, discharge or replacement of the Lockheed Martin Credit Agreement, it being agreed that such covenants and agreements shall survive any such event). Unless otherwise stated in this Guarantee, all capitalized terms in this Section 10 shall have the meaning set forth in the Lockheed Martin Credit Agreement. Such covenants (including all defined terms referred to therein) are hereby, mutatis mutandis, incorporated herein by reference with appropriate substitutions, including the following:

               (i) the terms "Company" and "Administrative Agent" or "Documentation Agent" as they appear in ARTICLE V of the Lockheed Martin Credit Agreement (and related defined terms) shall, for the purposes of this Section 10, be replaced by the terms "Guarantor" and "Administrative Agent," respectively;

               (ii) the terms "Bank" or "Banks" as they appear in ARTICLE V of the Lockheed Martin Credit Agreement (and related defined terms) shall, for the purpose of this Section 10, refer to the Banks party to the Credit Agreement;

               (iii) the terms "Agreement" and "Notes" as they appear in ARTICLE V of the Lockheed Martin Credit Agreement shall be replaced by the term "Guarantee", and each reference in ARTICLE V of the Lockheed Martin Credit Agreement to "this Agreement" and to the words "herein" and "hereunder" and similar words and phrases shall be deemed to be references to this Guarantee;

               (iv) the term "Default" as it appears in ARTICLE V shall be deemed to include Defaults under the Lockheed Martin Credit Agreement and defaults by the Guarantor under this Guarantee;

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               (v)    the phrase "so long as any Commitments of the Banks shall
         be outstanding and until the payment in full of all Loans outstanding under this Agreement and the performance of all other obligations of the Company under this Agreement" in the introductory language in
         ARTICLE V shall be replaced with the phrase "until payment in full of all amounts owed by the Guarantor under this Guarantee and the termination of this Guarantee";

               (vi) references to the "Guarantor" as they appear in ARTICLE V (other than Section 5.04 thereof) of the Lockheed Martin Credit Agreement (and related defined terms) shall, for purposes of this
         Section 10, be deleted and of no effect;

               (vii) Section 5.01(d) and Section 5.10 of the Lockheed Martin Credit Agreement are deleted for purposes of this Guarantee only; and

               (viii) the reference to "Loans" in Section 5.08(i) of the Lockheed Martin Credit Agreement shall be deemed to be a reference to the obligations of the Guarantor under this Guarantee.

         11. Events of Default. The occurrence of the following shall constitute an Event of Default under this Guarantee:

         (a) Subject to the delivery of any required notice, the passage of applicable grace periods, and the failure to cure any default, each as provided in the Lockheed Martin Credit Agreement, the Guarantor shall default in the observance or performance of any agreement or covenant contained in Section 10 hereof; or

         (b) Any Material Debt (as such term is defined in the Lockheed Martin Credit Agreement) shall become due before stated maturity by the acceleration of the maturity thereof by reason of default, or any Material Debt shall become due by its terms and shall not be paid and, in the case aforesaid in this clause
(b), corrective action satisfactory to the Required Banks shall not have been taken within five days after written notice of the situation shall have been given to the Guarantor by the Administrative Agent at the request of the Required Banks.

         12. Authority of Administrative Agent. The Guarantor acknowledges that the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Banks, be governed by the Credit

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
Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Banks with full and valid authority so to act or refrain from acting, and the Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

         13. Notices. All notices, requests and demands to or upon the Administrative Agent, any Bank or the Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, when deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

         (a) if to the Administrative Agent or any Bank, at its address or transmission number for notices provided in Section 11.2 of the Credit Agreement; and

         (b) if to the Guarantor, at its address or transmission number for notices set forth under its signature below.

         The Administrative Agent, each Bank and the Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

         14. Severability. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         15. Integration. This Guarantee (including the portions of the Lockheed Martin Credit Agreement incorporated herein by reference), the Credit Agreement and the Notes represent the agreement of the Guarantor, the Administrative Agent and the Banks with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Guarantor, the Administrative Agent or any Bank relative to subject matter hereof not expressly set forth or referred to herein or in such other documents.

         16. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Guarantor and the Administrative Agent, provided that (i) such waiver, amendment, supplement or other modification is consented to by the Required Banks and (ii) such waiver may be communicated by the

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Administrative Agent and the Banks in a letter or agreement executed by the
Administrative Agent or by telex or facsimile transmission from the Administrative Agent. The Administrative Agent and the Banks acknowledge that the provisions of the Lockheed Martin Credit Agreement incorporated by reference in this Guarantee pursuant to Sections 9 and 10 hereunder may be amended from time to time in accordance with the terms of the Lockheed Martin Credit Agreement, without any action or approval of the Banks (except to the extent that the provisions of the Lockheed Martin Credit Agreement incorporated by reference pursuant to Section 10 hereunder survive any termination, cancellation, discharge or replacement of the Lockheed Martin Credit Agreement).

         (b) Neither the Administrative Agent nor any Bank shall by any act (except by a written instrument pursuant to paragraph 16(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Bank, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Bank of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Bank would otherwise have on any future occasion.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         17. Section Headings. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         18. Successors and Assigns. This Guarantee shall be binding upon the permitted successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent and the Banks and their successors and assigns. The Guarantor may not transfer or assign any of its rights or obligations under this Guarantee without the written consent of each Bank, except in accordance with Sections 5.04 and 5.07 of the Lockheed Martin Credit Agreement as incorporated by reference pursuant to Section 10, it being acknowledged that any such successor shall assume all of the obligations of the Guarantor under the Lockheed Martin Credit Agreement and this Guarantee. Any Person so assuming such obligations shall deliver to the Banks legal opinions, incumbency certificates and resolutions comparable to those delivered in connection with this Guarantee

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
and shall make representations and warranties to the Banks comparable to those set forth in Section 9.

         19. Governing Law. This Guarantee shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         20. Submission To Jurisdiction; Waivers. The Guarantor hereby irrevocably and unconditionally:

             (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

             (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

             (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Guarantor at its address set forth under its signature below or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

             (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

             (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

         21. Acknowledgements. The Guarantor hereby acknowledges that:

             (a) it has been advised by counsel in the negotiation, execution and delivery of this Guarantee;

             (b) neither the Administrative Agent nor any Bank has any fiduciary relationship with or duty to the Guarantor arising out of or in connection with this Guarantee or any of the other Loan Documents, and the relationship between Administrative Agent and Banks, on one hand, and the Guarantor, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

             (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantor and the Lenders.

         22. WAIVERS OF JURY TRIAL. THE GUARANTOR, THE ADMINISTRATIVE AGENT AND THE BANKS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE AND FOR ANY COUNTERCLAIM THEREIN.

         IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

                                         LOCKHEED MARTIN CORPORATION

                                         By:  /s/Walter E. Skowronski
                                              ----------------------------------
                                              Title:

                                         Walter E. Skowronski
                                         Vice President and Treasurer

                                         Address for Notices:
                                         Lockheed Martin Corporation
                                         6801 Rockledge Drive
                                         Bethesda, Maryland 20817
                                         Attention: Vice President and Treasurer
                                         Fax: 301-897-6651

                                         with a copy to:
                                         Lockheed Martin Corporation
                                         6801 Rockledge Drive
                                         Bethesda, Maryland 20817
                                         Attention: Vice President and General
                                                    Counsel
                                         Fax: 301-897-6333

                                      -14-